UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 30, 2025

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934:

Title of Each Class	Symbol	Name of Exchange on which Registered
Common Units Representing Limited Liability Company Interests	ENLC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of unitholders (the “Special Meeting”) of EnLink Midstream, LLC (“EnLink”) was held virtually at 10:00 a.m. Central Time on January 30, 2025. The Special Meeting was held in order to consider and vote upon the proposals set forth in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 31, 2024 (the “proxy statement”), to (i) approve the Agreement and Plan of Merger, dated as of November 24, 2024 (the “Merger Agreement”), by and among EnLink, ONEOK, Inc. (“ONEOK”), Elk Merger Sub I, L.L.C., a direct, wholly-owned subsidiary of ONEOK (“Merger Sub I”), Elk Merger Sub II, L.L.C., a direct, wholly-owned subsidiary of ONEOK (“Merger Sub II”), and EnLink Midstream Manager, LLC, the managing member of EnLink, and the transactions contemplated thereby, including the mergers (the “Mergers”) of (a) Merger Sub I with and into EnLink, with EnLink as the surviving company, and (b) promptly thereafter, but in any event on the same day and as part of the same overall transaction, EnLink with and into Merger Sub II, with Merger Sub II as the surviving company (collectively, the “Merger Proposal”), and (ii) approve, on a non-binding advisory basis, the compensation that may be paid or become payable to EnLink’s named executive officers that is based on or otherwise relates to the Mergers (the “Non-Binding Advisory Compensation Proposal”). The proposals are described in detail in the proxy statement.

At the Special Meeting, the Merger Proposal was approved by the affirmative vote of the holders of a majority of the outstanding common units of EnLink entitled to vote on the proposal. The Non-Binding Advisory Compensation Proposal was also approved by the affirmative vote of the holders of a majority of the outstanding common units of EnLink entitled to vote on the proposal.

As of the close of business on December 23, 2024, the record date for the Special Meeting, there were a total of 457,079,545 common units of EnLink outstanding and entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, holders of 379,839,000 common units of EnLink were present in person or represented by proxy, constituting a quorum to conduct business at the Special Meeting. The following are the final voting results on the proposals considered and voted upon at the Special Meeting, each of which is more fully described in the proxy statement:

Proposal 1: Merger Proposal

The number of common units of EnLink voted for or against the Merger Proposal, as well as abstentions and broker non-votes, if applicable, presented at the Special Meeting was:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
379,134,802	593,919	110,279	0

Proposal 2: Non-Binding Advisory Compensation Proposal

The number of common units of EnLink voted for or against the Non-Binding Advisory Compensation Proposal, as well as abstentions and broker non-votes, if applicable, presented at the Special Meeting was:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
336,973,422	42,360,032	505,546	0

Item 7.01. Regulation FD Disclosure.

EnLink and ONEOK issued a joint press release on January 30, 2025 announcing the results of the Special Meeting and expected closing date of the Mergers. A copy of the joint press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of EnLink’s management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” “expect,” “continue,” and similar expressions. Such forward-looking statements include, but are not limited to, statements with respect to the consummation of the Mergers. Such forward-looking statements and all references to the Mergers described herein rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including the ability of the parties to consummate the Mergers in the anticipated timeframe or at all; risks related to the satisfaction or waiver of the conditions to closing the Mergers in the anticipated timeframe or at all; disruption from the Mergers making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Mergers; and the risk of litigation related to the Mergers. An extensive list of factors that can affect EnLink’s business are discussed in EnLink’s filings with the SEC, including EnLink’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. EnLink assumes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated January 30, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: January 30, 2025	By:	/s/ Benjamin D. Lamb
	Name:	Benjamin D. Lamb
	Title:	Executive Vice President and Chief Financial Officer

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